                                                                EXHIBIT 10.17

                        NORTHPOINT COMMUNICATIONS, INC.

                      ADDENDUM TO SERIES C PREFERRED STOCK
                               PURCHASE AGREEMENT
                               ------------------


     This Addendum to Series C Preferred Stock Purchase Agreement (the

"Addendum") is made as of the 26th day of August, 1998 by and among NorthPoint
 --------
Communications, Inc., a Delaware corporation (the "Company"), and the entities
                                                   -------
or individuals listed on the signature page attached hereto (the "Additional
                                                                  ----------
Purchasers").
----------

                                    RECITALS
                                    --------

     On June 26, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with certain Purchasers (as
                         ------------------
defined in the Purchase Agreement).  The Purchase Agreement provides in Section
2.3 thereof that under conditions set forth therein, additional investors may become parties to the Purchase Agreement at any time on or before September 30, 1998.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Subject to the terms and conditions herein, the Company will issue and sell to each of the Additional Purchasers, and each Additional Purchaser will purchase from the Company, the number of shares of Series C Preferred Stock (the "Additional Shares"), set forth opposite the Additional Purchaser's name on the
 -----------------
Schedule of Additional Investors attached hereto as Exhibit A. In accordance
                                                    ---------
with the Purchase Agreement, all such sales shall be made on the terms and conditions set forth in the Purchase Agreement. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, (ii) be considered a "Purchaser" for all purposes under the
                                          ---------
Purchase Agreement and (iii) have all the rights and obligations of a Purchaser thereunder. The Additional Shares acquired by the Additional Purchasers hereunder shall be considered "Shares" for all purposes under the Purchase
                               ------
Agreement, as amended.

     2. Each subsequent closing (each, a "Subsequent Closing") of the purchase
                                          ------------------
and sale of Additional Shares to the Additional Purchasers shall be held at the principal offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 2:00 p.m., on August 26, 1998, or at such other time and place as the Company and the Additional Purchasers participating in such Subsequent Closing may agree. At each Subsequent Closing, the Company and the Additional Purchasers will take the following actions:

          (a) The Company will deliver to each Additional Purchaser a certificate representing the number of Additional Shares set forth opposite such Additional Purchaser's name on Exhibit A, against payment of the purchase price therefor by each
        ---------
Additional Purchaser by check or wire transfer to the Company.

          (b) The Additional Purchaser will deliver to the Company manually signed signature pages to the Purchase Agreement, the Third Amended and Restated Rights Agreement and the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, thereby entitling the Additional Purchaser to the rights and subjecting the Additional Purchaser to the obligations under such agreements.

          (c) The Company will deliver to the Additional Purchasers a certificate of the Company, executed by a senior officer of the Company and dated as of the Subsequent Closing, to the effect that the representations and warranties of the Company contained in the Purchase Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the date of the certificate.

     3. This Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.



                            [Signature Page Follows]

     The parties hereto have executed this Addendum as of the date first set forth above.

                              NORTHPOINT COMMUNICATIONS, INC.


                              By:/S/ NORTHPOINT COMMUNICATIONS, INC.
                                 -----------------------------------------

                              Title:
                                     -------------------------------------


                              ADDITIONAL PURCHASERS:


                              INTEL CORPORATION


                              By:/S/ INTEL CORPORATION
                                 -----------------------------------------

                              Title:
                                    --------------------------------------
                              /S/ Larry Howell
                              ----------------------------------------
                              Larry Howell




                SIGNATURE PAGE TO ADDENDUM TO PURCHASE AGREEMENT

                                   EXHIBIT A
                                   ---------

                        SCHEDULE OF ADDITIONAL INVESTORS
                        --------------------------------

Second Closing - August 26, 1998:
--------------------------------

                    Name/Address                           No. of Shares          Purchase Price
                    -------------                          --------------         ---------------
Intel Corporation                                             300,000               $2,001,000.00
2200 Mission College Blvd.
Santa Clara, CA 95052-8119

Larry Howell                                                   59,970               $  399,999.90
177 Steuart Street, Suite 700
San Francisco, CA 94105-1206


Second Closing Total:                                         359,970               $2,400,999.90
-----------------------------------------------------         -------               -------------